UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2026
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e)

On March 17, 2026, James D. Thomas notified Nu Skin Enterprises, Inc. (the “Company”) of his resignation from his position as Executive Vice President and Chief Financial Officer, effective on the same date, to pursue an outside opportunity.

On March 18, 2026, the Company’s Board of Directors appointed Chelsea K. Lantz, the Company’s Vice President and Corporate Controller, as Interim CFO. Ms. Lantz is expected to serve until the Company completes a search and appoints a permanent CFO. It is expected that the search will include both internal and external candidates.

Ms. Lantz, age 42, joined the Company in 2011 and has served as the Company’s Vice President and Corporate Controller since 2023. She previously served as Vice President of Internal Audit from 2021 until her promotion to Corporate Controller. She also has served as Consolidation Controller and as an Internal Auditor at the Company. Before joining the Company, she served in the assurance practice at PricewaterhouseCoopers LLP. Ms. Lantz holds a B.A. degree in accounting from Westminster College (now known as Westminster University) and a Master of Accounting degree from Utah State University.

As Interim CFO, Ms. Lantz will earn an annual salary of $300,000, and her target incentive bonus will be 35% of her annual salary. She also will earn a stipend of $25,000 for each quarter she serves as Interim CFO. It is expected that Ms. Lantz will enter into an indemnification agreement with the Company that is substantially identical to the form of indemnification agreement that the Company has entered into with its other executive officers and directors.

Ms. Lantz does not have a family relationship with any of the Company’s directors or executive officers, and the Company does not have any reportable related-person transactions involving Ms. Lantz. Other than as described herein, there are no arrangements or understandings between Ms. Lantz and any other person pursuant to which Ms. Lantz was selected as Interim CFO.

A copy of the related press release, which the Company issued on March 20, 2026, is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Nu Skin Enterprises’ press release dated March 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Chelsea K. Lantz
Chelsea K. Lantz
Chief Financial Officer
Date: March 20, 2026